UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 18, 2009
INN OF THE MOUNTAIN GODS RESORT AND CASINO
(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-113140	75-3158926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

287 Carrizo Canyon Road Mescalero, New Mexico	88340 (Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (575) 464-7777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 18, 2009, the Inn of the Mountain Gods Resort and Casino (the “Company”) terminated, effective immediately, the employment of Douglas Lentz as Chief Operating Officer, Daniel McCue as Chief Financial Officer, Tina Lentz as Director of Marketing and Philip Pepple as Director of Casino Operations. In addition, the Company removed Mr. Lentz as Management Board Member for reasons related to the performance of his duties.
     In addition, on March 18, 2009, the Company appointed Tim Maland as the Company’s Interim Chief Operating Officer and Interim Chief Financial Officer. The appointment of Mr. Maland was effective immediately.
     From January 2007 to October 2008, Mr. Maland, age 55, was the Director of the Nevada Commission on Tourism in Carson City, NV, where he managed a staff of 40 professionals and support staff promoting visitation to the state of Nevada through advertising, website development, sales efforts, public relations, Internet marketing and publishing of Nevada Magazine. From October 2001 to December 2006, Mr. Maland was President of the Reno Hilton Hotel and Casino in Reno, NV, a hotel and casino operated by Harrah’s Entertainment, Inc. Prior to October 2001, Mr. Maland was a Senior Vice President in the Gaming Division of Playboy Enterprises, Inc. in Las Vegas, NV, and Chief Financial Officer of Caesars Palace in Las Vegas, NV. Mr. Maland’s compensation arrangements are still being finalized.
     In addition to the appointment of Mr. Maland, the Company appointed Scott R. Bean as the Company’s Interim Director of Marketing, effective March 18, 2009. For a portion of 2008, Mr. Bean was Director of Marketing at the Santa Fe Hotel & Casino. Prior to that, Mr. Bean held positions as Director of Casino Marketing at the Peppermill Hotel Casino in Reno from 2000 to 2008 and Casino Marketing Analyst at the Mirage Hotel & Casino in Las Vegas from 1998 to 2000.
Item 8.01 Other Events.
     In light of the events discussed in Item 5.02 above, the Company is postponing until further notice the conference call that was scheduled for 4:30 p.m. (Eastern time) on Thursday, March 19, 2009, to discuss the Company’s Form 10-Q for the fiscal quarter ended January 31, 2009. The Company has hired Credit Suisse and Red-Horse Financial Group to act as its financial advisors to assist the Company with the evaluation and implementation of financial and strategic alternatives.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INN OF THE MOUNTAIN GODS RESORT AND CASINO
Dated: March 19, 2009	By:	/s/ Jackie D. Blaylock, Sr.
Jackie D. Blaylock, Sr.
Vice Chairman of the Management Board